THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID SECURITIES ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID SECURITIES ACT OR UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SAID SECURITIES ACT.

SECURED CONVERTIBLE CONSOLIDATED PROMISSORY NOTE

Marina Del Rey, California

September 10, 2008	$2,078,047.00

FOR VALUE RECEIVED, DIGICORP, INC., a Delaware corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of REBEL HOLDINGS, LLC or its registered assigns (the “Holder”), the principal sum of Two Million Seventy-Eight Thousand Forty-Seven Dollars and No Cents ($2,078,047.00), on September 10, 2010 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof, at a rate equal to the “prime rate”, as published in The Wall Street Journal from time to time to the date of payment in full, plus one percent, due and payable monthly in arrears on the first day of each month, with the first such payment due on November 1, 2008. Accrual of interest shall commence on July 1, 2008 and shall continue until payment in full of the unpaid principal balance and all interest hereunder has been made. The issue date of this secured convertible consolidated promissory note (the “Note”) is September 10, 2008 (the “Issue Date”).

All payments due hereunder (to the extent not converted into common stock, $.001 par value per share, of the Borrower (the “Common Stock”), or other securities, in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day. As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of Los Angeles, California are authorized or required by law or executive order to remain closed.

This Note is delivered pursuant to the terms of a certain Loan Consolidation and Amendment to Securities Agreement (the “Consolidation Agreement”) dated as of the date hereof by and among the Borrower, the Holder and Jay Rifkin, and is secured by a certain Security Agreement dated as December 29, 2005 by and between the Borrower and the Holder, as amended by the Consolidation Agreement, which agreements are incorporated herein by reference.

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

ARTICLE I. OPTIONAL AND MANDATORY CONVERSION

1.1 Optional Conversion. The Holder shall have the right from time to time, and at any time on or prior to the Maturity Date in respect of the remaining outstanding principal amount of this Note to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock, or other securities of the Borrower, at the conversion price (the “Optional Conversion Price”) equal to the lesser of, or more favorable to the Holder, of the following (i) $0.03 per share of Common Stock (which represents the offering price of the Borrower’s Common Stock in its most recently completed equity financing transaction) provided a Notice of Conversion (as hereinafter defined) pursuant to this subparagraph (i) is submitted no later than forty-five (45) days following the Issue Date, or (ii) the then current offering terms for any bona fide pending offering of the Borrower, provided a Notice of Conversion pursuant to this subparagraph (iii) is submitted no later than thirty (30) days following the completion of the offering. The number of shares of Common Stock or other securities to be issued upon each conversion (a “Conversion”) of this Note shall be determined by dividing the principal amount of this Note or portion thereof as indicated in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), by the applicable Optional Conversion Price then in effect on the date specified in the Notice of Conversion delivered to the Borrower by the Holder in accordance with Section 1.2 below; provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 5:00 p.m., Los Angeles, California time on such conversion date (the “Notice of Conversion Date”). The Notice of Conversion Date shall also be the Conversion Date, unless the Notice of Conversion is submitted to the Borrower prior to the Capitalization Amendment (as hereinafter defined), in which event the Conversion Date shall be the date thereof and this Note shall continue to accrue interest until the date of the Capitalization Amendment. For purposes hereof, the “Capitalization Amendment” shall be deemed to have occurred upon the filing of a Certificate of Amendment to the Borrower’s Certificate of Incorporation which increases the number of authorized shares of the Borrower’s Common Stock to a level sufficient to allow the conversion privileges hereunder to be exercised.

1.2 Method of Optional Conversion.

(a) Mechanics of Conversion. Subject to Section 1.1, this Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by: (i) submitting to the Borrower a Notice of Conversion; and (ii) subject to Section 1.2(b), surrendering this Note at the principal office of the Borrower, unless a Notice of Conversion is submitted prior to the Capitalization Amendment in which event this Note shall be surrendered upon the completion thereof .

(b) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c) Delivery of Common Stock or Other Securities Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.2, and subject to the completion of the Capitalization Amendment, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock or other securities issuable upon such conversion within three (3) business days after such receipt (or, after the Capitalization Amendment if a Notice of Conversion is submitted prior thereto) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) (such third business day being hereinafter referred to as the “Deadline”) in accordance with the terms hereof.

(d) Obligation of Borrower to Deliver Common Stock or Other Securities. Upon receipt by the Borrower of a Notice of Conversion (or, upon the Capitalization Amendment if a Notice of Conversion is submitted prior thereto), the Holder shall be deemed to be the holder of record of the Common Stock or other securities issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock or other securities shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Notice of Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 5:00 p.m., Los Angeles, California time, on such date, unless the Notice of Conversion is submitted prior to the Capitalization Amendment, in which event the Conversion Date shall be the date of the Capitalization Amendment.

1.3 Mandatory Conversion. Upon the occurrence prior to the Maturity Date of the Mandatory Conversion Event (as hereinafter defined), the then outstanding and unpaid principal amount of this Note shall be converted automatically, in whole and not in part, and without any further action of the Borrower or the Holder (except as otherwise provided herein), into fully paid and non-assessable shares of Common Stock, or other securities of the Borrower, at the conversion price equal to (i) $0.10 per share of Common Stock, or (ii) the then current offering terms for the offering of the Borrower which triggers the Mandatory Conversion Event, whichever is less or more favorable to the Holder (the “Mandatory Conversion Price”). The Mandatory Conversion Event, which automatically triggers the conversion of the then outstanding and unpaid principal amount of this Note, will be deemed to have occurred on the date the Borrower, or any successor thereto, has raised, net of underwriting discounts and commissions, at least $2,000,000 in equity capital during any successive six (6) month period of time following the Issue Date and prior to the Maturity Date. Notwithstanding anything herein to the contrary, in the event the Mandatory Conversion Event occurs prior to the Capitalization Amendment, then the Mandatory Conversion Event shall not be effective until the date of the Capitalization Amendment in which event this Note shall continue to accrue interest until the date of the Capitalization Amendment. Before the Holder will be entitled to receive a certificate or certificates for the number of shares of Common Stock or other securities to be issued upon the Mandatory Conversion Event, the Holder must (i) surrender this Note to the Borrower, and (ii) furnish appropriate endorsements and transfer documents if required. Notwithstanding the foregoing, such conversion will be deemed to have been made on the date of the Mandatory Conversion Event and the Holder will be treated for all purposes as the record holder of such shares of Common Stock or other securities as of and following such date.

1.4 Authorized Shares. The Borrower covenants that following the Capitalization Amendment and during the period the conversion right exists the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Note shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

1.5  Adjustment for Interest. No adjustment or allowance shall be made for interest on the principal amount of this Note surrendered for conversion or automatically converted, except that upon conversion interest accrued but unpaid on the amount surrendered for conversion or automatically converted shall be paid in cash.

1.6 Fractional Shares. No fractional shares shall be issued upon conversion of this Note. In place of a fractional share, the Borrower shall pay the Holder an amount in cash equal to the fair market value of the fractional share. The Borrower’s board of directors shall determine in its reasonable discretion the fair market value on the basis of the closing price of the Common Stock on the date of conversion if the Common Stock is then listed on an exchange or, if the Common Stock is not so listed or if there is no closing price on that date, on the basis of the mean of any other reported bid and asked prices on that date.

1.7 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless: (a) such shares are sold pursuant to an effective registration statement under the Securities Act; (b) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (c) such shares are sold or transferred pursuant to Rule 144 under the Securities Act (or a successor rule) (“Rule 144”). Until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID SECURITIES ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID SECURITIES ACT UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SAID SECURITIES ACT.”

The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefor free of any transfer legend if: (a) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Securities Act and the shares are so sold or transferred; or (b) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144. Nothing in this Note shall limit the Borrower’s obligation under Section 7 of the Consolidation Agreement or affect in any way the Holder’s obligations to comply with applicable prospectus delivery requirements upon the resale of the securities referred to herein.

1.6 Effect of Certain Events.

(a) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of the Note, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock or other securities immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof.

(b) Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock or other securities issuable upon such conversion had such Holder been the holder of such shares of Common Stock or other securities on the record date for the determination of shareholders entitled to such Distribution.

(c) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder of a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth: (i) such adjustment or readjustment; (ii) the Conversion Price at the time in effect; nd (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

1.7 Status as Shareholder. Upon submission of a Notice of Conversion by a Holder, provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 5:00 p.m., Los Angeles, California time: (a) the shares covered thereby shall be deemed converted into shares of Common Stock or other securities and; (b) the Holder’s rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock or other securities and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Note.

ARTICLE II. CERTAIN COVENANTS

2.1 Capitalization Amendment. As soon as reasonably practicable following the Issue Date, the Borrower shall use its best efforts to obtain stockholder approval for and effect the Capitalization Amendment.

2.2 Compliance with Laws. So long as the Borrower shall have any obligation under this Note, the Borrower shall comply, in all material respects with all applicable laws, rules, regulations and orders, except to the extent that noncompliance would not have a material adverse effect upon the business, operations or financial condition of the Borrower, taken as a whole.

2.3 Preservation of Existence. So long as the Borrower shall have any obligation under this Note, the Borrower shall maintain and preserve, and cause each subsidiary, if any, to maintain and preserve, its existence, and become or remain duly qualified and in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, operations or financial condition of the Borrower, taken as a whole.

2.4 Maintenance of Properties. So long as the Borrower shall have any obligation under this Note, the Borrower shall maintain and preserve, all of its properties which are necessary in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any forfeiture or material loss thereof or thereunder.

2.5 Maintenance of Insurance. So long as the Borrower shall have any obligation under this Note, the Borrower shall maintain, with responsible and reputable insurers, insurance with respect to its properties and business, in such amounts and covering such risks, as is carried generally in accordance with sound business practice by companies in similar businesses in the same localities in which the Borrower is situated.

2.6 Keeping of Records and Books of Account. So long as the Borrower shall have any obligation under this Note, the Borrower shall keep adequate records and books of account, with complete entries made in accordance with generally accepted accounting principles, reflecting all of its financial and other business transactions.

2.7 Compliance with the Securities Exchange Act of 1934. So long as the Borrower shall have any obligation under this Note, the Borrower shall comply in all respects with the requirements of the Securities Exchange Act of 1934, as amended, including the filing of all reports due thereunder.

2.8 Reservation of Common Stock. So long as the Borrower shall have any obligation under this Note, and following the Capitalization Amendment, the Borrower shall have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the conversion of this Note in full in accordance with the terms hereof.

ARTICLE III. EVENTS OF DEFAULT

The occurrence of one or more of the following described events is an “Event of Default”:

3.1 Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note and any such failure shall continue uncured for ten (10) days after the Borrower shall have been notified thereof in writing by the Holder;

3.2 Conversion and the Shares. The Borrower fails to issue shares of Common Stock or other securities to the Holder (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock or other securities issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note and any such failure shall continue uncured for ten (10) days after the Borrower shall have been notified thereof in writing by the Holder;

3.3 Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note, the Consolidation Agreement or any other agreement related to this Note and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder;

3.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith, shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note, the Security Agreement or the Consolidation Agreement;

3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

3.6 Bankruptcy.

(a) Commencement by the Borrower of a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction; or

(b) Commencement of a proceeding or case in respect of the Borrower, in any court of competent jurisdiction, seeking: (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts; (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Borrower; or (iii) similar relief in respect of the Borrower under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii), or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) days; or

3.7 Delisting of Common Stock. If the Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCBB or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange, and any such failure shall continue uncured for thirty (30) days after the Borrower shall have been notified thereof in writing by the Holder.

3.8 Consequences of Event of Default. If an Event of Default occurs, the Holder may, by written notice to the Borrower, declare the Note immediately due and payable and all other amounts payable hereunder shall immediately become due and payable, all without further demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

ARTICLE IV. MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 4143 Glencoe Avenue, Marina Del Rey, California 90292, facsimile number: (310) 651-9629. Both the Holder and the Borrower may change the address for service by delivery of written notice to the other as herein provided.

4.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the Securities Act).

4.5 Governing Law. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY, CALIFORNIA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. IN ANY SUIT ACTION OR OTHER PROCEEDING TO INTERPRET OR ENFORCE THIS NOTE, THE PREVAILING PARTY SHALL, IN ADDITION TO ANY OTHER AWARD OF DAMAGE OR OTHER REMEDY, BE ENTITLED TO RECOVER ITS REASONABLE ATTORNEY’S FEES AND COSTS.

4.6 Denominations. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations as the Holder shall reasonably request.

4.7 Notice of Corporate Events. Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock. The Borrower shall provide the Holder with prior notification of any meeting of the Borrower’s shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Borrower of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Borrower or any proposed liquidation, dissolution or winding up of the Borrower, the Borrower shall mail a notice to the Holder, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

4.8 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this 10th day of September, 2008.

DIGICORP, INC.

/s/ Jay Rifkin
Name: Jay Rifkin
Title: President

EXHIBIT A

NOTICE OF CONVERSION
(To be Executed by the Registered Holder
in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into shares of common stock, par value $.001 per share (“Common Stock”), or other applicable securities, of Digicorp, Inc., a Delaware corporation (the “Borrower”) according to the conditions of the Secured Convertible Consolidated Promissory Note of the Borrower dated as of September 10, 2008 (the “Note”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of the Note is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act. The undersigned further represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D, promulgated pursuant to the Securities Act.

Date of Notice of Conversion:______________________
Applicable Conversion Price:______________________
Number of Shares of Common Stock or
Other Securities to be Issued Pursuant to
Conversion of the Note:__________________________
Signature:_____________________________________
Name:________________________________________
Address:______________________________________